UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2020

HYCROFT MINING HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8181 E. Tufts Avenue, Suite 510 Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

(303) 253-3267
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCZ	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on a Current Report on Form 8-K filed on August 31, 2020 by Hycroft Mining Holding Corporation (the “Company”), Diane R. Garrett, Ph.D., the Company’s President and Chief Executive Officer, has the right under her employment agreement with the Company to receive equity-based compensation which, per her employment agreement, was initially targeted at 200% of her base salary, with 50% (or $550,000 worth) of such awards initially in the form of performance-based equity awards and 50% (or $550,000 worth) of such awards initially in the form of time-based equity awards. On December 15, 2020, the Company offered Dr. Garrett $550,000 worth of time-based restricted stock units (“RSUs”) per her employment agreement. However, Dr. Garrett did not accept her full time-based equity award and requested that a portion of those time-based RSUs be re-allocated and granted to other employees rather than herself. As a result, on December 15, 2020, Dr. Garrett accepted $250,000 in value in the amount of 34,966 RSUs, based upon the fair market value of the Company’s common stock on the date of grant, rather than the 76,924 RSUs she would have been eligible to receive. Dr. Garrett’s RSUs will vest, subject to continued employment, in three equal installments on each of May 28, 2021, May 27, 2022 and May 29, 2023.

On December 17, 2020, the Company awarded Mr. Stanton Rideout, its Executive Vice President and Chief Financial Officer, a portion of the re-allocated RSUs equal to $150,000 in value in the amount of 19,109 RSUs, based on the fair market value of the Company’s common stock on the date of grant, in recognition of his contributions to the Company and to incentivize his future performance. Mr. Rideout’s RSUs have the same vesting schedule as Dr. Garrett’s.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.
EXHIBIT INDEX

Exhibit Number	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)
*       Furnished pursuant to Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2020	Hycroft Mining Holding Corporation

By:	/s/ Stanton Rideout
Stanton Rideout Executive Vice President and Chief Financial Officer